SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                               1934

              Date of Report:  October 23, 1995


                         GANNETT CO., INC.
     (Exact name of registrant as specified in its charter)

Delaware                 1-6961                    16-0442930
(State or other       (Commission              (IRS Employer
 jurisdiction          File Number)           Identification No.)
 of incorporation)


         1100 Wilson Boulevard, Arlington, Virginia  22234

         (Address of principal executive offices)(Zip Code)

    Registrant's telephone number, including area code (703) 284-6000




ITEM  5.    OTHER EVENTS

       In conformity with the requirements of the Integrated Disclosure System, Gannett Co., Inc. ("Gannett") has elected to file by this Report on Form 8-K certain exhibits and certain information required under Rule 3-05 and Article 11 of Regulation S-X in connection with Gannett's Registration Statement No. 33-58686 on Form S-3.


ITEM  7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

    (1) Audited consolidated balance sheets of Multimedia, Inc.
And Subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for each of the three years ended December 31, 1994, 1993, and 1992 (incorporated by reference to Multimedia's Annual Report on form 10-K for the year ended December 31, 1994 and filed as an exhibit hereto).

    (2) Unaudited consolidated balance sheet of Multimedia, Inc. And Subsidiaries as of June 30, 1995 and unaudited consolidated statements of operation and cash flows for the six months ended June 30, 1995 and June 30, 1994 (incorporated by reference to Multimedia's Quarterly Report on form 10Q for the quarterly period ended June 30, 1995 and filed as an exhibit hereto).

(b) Pro Forma Financial Information.

The following pro forma combining financial statements of Gannett and its pending acquisition is included in this report:

    (1) Unaudited pro forma consolidated condensed balance sheet as of June 25, 1995 and the unaudited pro forma consolidated condensed statements of operation for the year ended December 25, 1994 and the six months ended June 25, 1995 (filed as an exhibit hereto).

(c) Exhibits.

    See Exhibit Index for list of exhibits.


                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                GANNETT CO., INC.



Dated:   October 23, 1995

By:        /s/  Thomas L. Chapple
           -----------------------
                Thomas L. Chapple,
                General Counsel and Secretary

                           EXHIBIT INDEX


Exhibit
Number                       Title or Description
-----                        --------------------
  23-1                 Consent of KPMG Peat Marwick LLP

  99-1 Audited consolidated balance sheets of Multimedia, Inc. And Subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for each of the the three years ended December 31, 1994, 1993, and 1992 (pages 24 - 38 of
                       Multimedia's Annual Report on form 10-K
                       for the year ended December 31, 1994)

  99-2 Unaudited consolidated balance sheet of Multimedia, Inc. And Subsidiaries as of June 30, 1995 and unaudited consolidated statements of operations and cash flows for the six months ended June 30, 1995 and June 30, 1994

  99-3 Unaudited pro forma consolidated condensed balance sheet as of June 25, 1995 and the unaudited pro forma consolidated condensed statements of operations for the year ended December 25, 1994 and June 25, 1995.